UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5484

Western Asset Zenix Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2008

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / MARCH 31, 2008

Western Asset
Zenix Income
Fund Inc.
(ZIF)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to seek high current income by investing in a diversified portfolio of high yield, lower-rated fixed-income securities.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	22

Statement of operations	23

Statements of changes in net assets	24

Financial highlights	25

Notes to financial statements	26

Report of independent registered public accounting firm	33

Board of approval of management and subadvisory agreements	34

Additional information	39

Annual chief executive officer and chief financial officer certifications	44

Dividend reinvestment plan	45

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended March 31, 2008. Second quarter 2007 U.S. gross domestic product (“GDP”)i growth was 3.8%. Third quarter 2007 GDP growth was 4.9%, its strongest showing in four years. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy. During the fourth quarter of 2007, GDP growth was 0.6%. The U.S. Commerce Department then reported that its advance estimate for first quarter 2008 GDP growth was also a tepid 0.6%. While it was once debated whether or not the U.S. would fall into a recession, it is now generally assumed that a recession is likely, and that it may have already begun. Even areas of the economy that had once been fairly resilient have begun to falter, including the job market. The U.S. Department of Labor reported that payroll employment declined in each of the first three months of 2008—the longest consecutive monthly decline since early 2003.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions during the reporting period. At its meeting in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates on five more occasions through the end of March 2008. Over this time, the federal funds rate fell to 2.25%. The Fed then reduced rates again on April 30, 2008, after the reporting period ended, to 2.00%. In its statement accompanying the April rate cut, the Fed stated: “Recent information indicates that economic activity remains weak. Household and business spending has been subdued and labor markets have softened further. Financial markets remain under considerable stress, and tight credit conditions and the deepening housing contraction are likely to weigh on economic growth over the next few quarters.”

In addition to lowering short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed

Western Asset Zenix Income Fund Inc.	I

Letter from the chairman continued

established a new lending program allowing brokerage firms to borrow directly from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. This was due, in part, to mixed economic and inflation data, the fallout from the subprime mortgage market crisis and shifting expectations regarding the Fed’s monetary policy. Within the bond market, investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower).

Overall, during the 12 months ended March 31, 2008, two-year Treasury yields fell from 4.58% to 1.62%. Over the same time, 10-year Treasury yields fell from 4.65% to 3.45%. Short-term yields fell sharply in concert with the Fed’s rate cuts while longer-term yields fell less dramatically due to inflationary concerns, resulting in a steepening of the U.S. yield curveiv. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 7.67%.

Increased investor risk aversion during the fiscal year caused the high-yield bond market to produce weak results over the 12-month period ended March 31, 2008. During that period, the Citigroup High Yield Market Indexvi returned -3.58%. While high-yield bond prices rallied several times during the reporting period, several flights to quality dragged down the sector although default rates continued to be low.

Despite increased investor risk aversion, emerging markets debt generated solid results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 4.45% over the 12 months ended March 31, 2008. Overall solid demand, an expanding global economy, increased domestic spending and the Fed’s numerous rate cuts supported the emerging market debt asset class.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

II	Western Asset Zenix Income Fund Inc.

Special shareholder notices

Proposed Merger

On May 7, 2008, the Boards of Directors of Western Asset Zenix Income Fund Inc. and Western Asset High Income Fund II Inc. approved a proposal to merge Western Asset Zenix Income Fund Inc. with and into Western Asset High Income Fund II Inc., subject to approval by stockholders of Western Asset Zenix Income Fund Inc. If approved by stockholders of Western Asset Zenix Income Fund Inc., the merger is anticipated to occur by the end of the third quarter of 2008.

In connection with the proposal to merge the Funds, Western Asset Zenix Income Fund Inc. intends to file a proxy statement with the Securities and Exchange Commission (“SEC”). Investors and stockholders are advised to read the proxy statement carefully when it becomes available, as it will contain important information.

If the proposed merger is approved, stockholders of common shares of Western Asset Zenix Income Fund Inc. would receive common shares of Western Asset High Income Fund II Inc., based on each Fund’s respective net asset value per share, and stockholders of Western Asset Zenix Income Fund Inc.’s auction rate preferred shares would receive cash in the amount of the liquidation preference of $25,000 per share plus accrued and unpaid dividends thereon. Proceeds for the payment to the auction rate preferred stockholders would be provided through additional drawdowns on the existing credit facility of Western Asset High Income Fund II Inc.

The investment objective of Western Asset Zenix Income Fund Inc. is to seek high current income by investing in a diversified portfolio of high-yield, lower-rated fixed income securities. Western Asset High Income Fund II Inc. has a primary investment objective that seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary investment objective, the fund seeks capital appreciation to the extent consistent with its primary objective of seeking to maximize current income.

In recommending the merger to each Board, the Funds’ investment manager and subadviser, Legg Mason Partners Fund Advisor, LLC and Western Asset Management Company, respectively, cited the similar investment objectives of both funds and noted that Western Asset Zenix Income Fund Inc. is a small fund with higher operating expenses than Western Asset High Income Fund II Inc. Management and each Board believe it is in the best interests of stockholders to merge Western Asset Zenix Income Fund Inc. with and into Western Asset High Income Fund II Inc., in part because the combined fund would likely have a lower expense ratio than Western Asset Zenix Income

Western Asset Zenix Income Fund Inc.	III

Letter from the chairman continued

Fund Inc. and common stockholders of Western Asset Zenix Income Fund Inc. would likely benefit from greater asset diversification, lower expenses and enhanced market liquidity as part of a larger fund. Shareholders of Western Asset High Income Fund II Inc. may also benefit from the increase in assets and potential economies of scale. Although the merger is intended, and was approved by the Board, to achieve these benefits, the merger would also provide liquidity to the auction rate preferred stockholders of Western Asset Zenix Income Fund Inc. All costs of the merger will be borne by Legg Mason Partners Fund Advisor, LLC and not the Funds.

Western Asset Zenix Income Fund Inc., its directors and executive officers and the Fund’s investment adviser, members of its management and employees may be deemed to be participants in the Fund’s solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the participants in the solicitation will be set forth in Western Asset Zenix Income Fund Inc.’s proxy statement and stockholder reports on Form N-CSR, to be filed with the SEC.

Auction Rate Cumulative Preferred Stock

Beginning during the latter part of the reporting period, the Auction Rate Preferred Stock (“ARPS”) market experienced difficulties due to an imbalance between demand for and supply of such securities. This resulted in a large number of failed auctions within this sector, including the outstanding ARPS issued by the Fund. A “failed auction” occurs when there are not enough buyers to match with sellers. At that point, preferred shareholders who wish to sell may not be able to do so until an auction occurs where a sufficient number of buy orders are submitted. As a result of a failed auction, the issuer pays a rate, called “the maximum rate,” as compensation to the preferred holders who then typically must wait until the next auction for another attempt to sell securities. At current rates, management believes that maintaining the existing level of leverage is in the best interest of the Fund and its common shareholders; however, the cost of leverage may vary and management continues to evaluate the desirability of maintaining leverage for the Fund. Also, if the proposed merger that is described earlier in this letter is approved by shareholders, the result would be that common shareholders would become shareholders of Western Asset High Income Fund II Inc. and holders of preferred shares would receive the required redemption price for their shares in cash.

A failed auction does not constitute an event of default and therefore did not impact the credit ratings of the ARPS issued by the Fund.

The Fund issued press releases on February 19, 2008 and May 9, 2008, and more detailed and current information can be found by visiting www.leggmason.com/cef or by contacting the Fund at 1-888-777-0102.

IV	Western Asset Zenix Income Fund Inc.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 30, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Western Asset Zenix Income Fund Inc.	V

(This page intentionally left blank.)

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to seek high current income by investing in a diversified portfolio of high-yield, lower-rated fixed-income securities. We employ an actively managed approach that seeks to manage risk and assimilates top-down macro-economic views with industry insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative), as well as identifying sector overweights and underweights.

Risk and weightings are reviewed on a regular basis. Our bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with portfolio managers to determine which credits, in their view, provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

Western Asset Management Company (“Western Asset”), the Fund’s subadviser, utilizes a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. Although there was under-performance for the period of this report and no assurance may be given, Western Asset believes this team approach to management will contribute to future positive performance.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.58% and 4.65%, respectively. Treasury yields then moved sharply higher as incoming economic data improved and inflationary pressures increased. By mid-June 2007, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

Western Asset Zenix Income Fund Inc. 2008 Annual Report	1

Fund overview continued

However, after their June peaks, Treasury yields moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” Investors were drawn to the relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the discount rateii and the federal funds rateiii in August and September 2007, respectively. While this initially helped ease the credit crunch, continued subprime mortgage write-offs and weak economic data triggered additional flights to quality in November 2007 and the first quarter of 2008. At the end of the reporting period, two- and 10-year Treasury yields had fallen to 1.62% and 3.45%, respectively. While the Fed has attempted to stimulate growth by cutting short-term interest rates six times from September 2007 through March 31, 2008 (from 5.25% to 2.25%), by the end of the reporting period, it was generally assumed that the U.S. was headed for, if not already in, a recession.

Given increased investor risk aversion, higher-quality securities outperformed their lower-rated counterparts over the fiscal year. During the 12-month period ended March 31, 2008, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, gained 7.67%. In contrast, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Indexv returned -3.48%.

Q. How did we respond to these changing market conditions?

A. We believe that the ability to integrate fundamental credit research with rigorous relative value analysis drives performance in high-yield portfolios. This is the basis of each investment and does not change regardless of market conditions. We remained committed to a value approach. While the high-yield market suffered from significant technical dislocations which negatively impacted valuations, in our view, this has created significant opportunities for long-term investors.

2	Western Asset Zenix Income Fund Inc. 2008 Annual Report

Performance review

For the 12 months ended March 31, 2008, Western Asset Zenix Income Fund Inc. returned -14.41% based on its net asset value (“NAV”)vi and -20.66% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index, and its former unmanaged benchmark, the Citigroup High Yield Market Indexvii, returned -3.48% and -3.58%, respectively, for the same period. The Lipper High Current Yield (Leveraged) Closed-End Funds Category Averageviii returned -17.24% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to common shareholders totaling $0.25 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of March 31, 2008. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of March 31, 2008 (unaudited)

PRICE PER SHARE	12-MONTH TOTAL RETURN
$2.45 (NAV)	-14.41%
$2.17 (Market Price)	-20.66%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Funds Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. Sector allocation aided the Fund’s performance, relative to the benchmark, due, in large part, to an overweight to Wireless and Utility companies, which returned 2.57% and 4.73%, respectively, during the reporting period. In addition, an underweight to Consumer Cyclicals1 was beneficial to the Fund’s performance, as this sector returned -7.61% over the 12-month period. Issue selection had a marginal impact on performance as the negative impact of six of the Fund’s 10 largest overweights underperforming the benchmark was largely offset by six of the Fund’s largest 10 underweights underperforming the benchmark.

Q. What were the leading detractors from performance?

A. The most significant detractor from Fund performance, relative to the benchmark, was the Fund’s overweight to high-yield issuers rated CCC and below. CCC and lower-rated issues returned -10.48% during the fiscal year. Our overweight position to lower-quality bonds was based on our view that

[1]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Services and Textile.

Western Asset Zenix Income Fund Inc. 2008 Annual Report	3

Fund overview continued

fundamentals would remain more supportive of lower-rated valuations than higher-rated valuations. While liquidity and leverage numbers were, in fact, very solid for lower-rated bonds, technical factors negatively impacted their performance given the flight to quality. The fact that high-yield default rates fell during the period is evidence that fundamentals remained positive. The use of leverage also had a negative impact on the Fund’s absolute performance as the high-yield asset class, overall, generated a negative return for the period.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the reporting period.

Looking for Additional Information?

The Fund is traded under the symbol “ZIF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XZIFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/individualinvestors.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Zenix Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

April 15, 2008

Western Asset Management Company is one of the world’s leading investment management firms. Its primary business is managing fixed-income portfolios, an activity the firm has pursued for over 35 years.

4	Western Asset Zenix Income Fund Inc. 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2008 were: Consumer Discretionary (34.1%), Industrials (22.0%), Energy (19.8%), Financials (19.4%) and Utilities (19.4%). The Fund’s portfolio composition is subject to change at any time.

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund. The Fund invests in high-yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of these issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, it may invest in foreign securities, which are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

NAV is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

viii

Lipper is a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended March 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 38 funds in the Fund’s Lipper category.

Western Asset Zenix Income Fund Inc. 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — March 31, 2008

6	Western Asset Zenix Income Fund Inc. 2008 Annual Report

Schedule of investments

March 31, 2008

WESTERN ASSET ZENIX INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
CORPORATE BONDS & NOTES — 95.3%
	Aerospace & Defense — 1.9%
	DRS Technologies Inc., Senior Subordinated Notes:
$155,000	6.625% due 2/1/16	$152,287
240,000	7.625% due 2/1/18	241,200
	Hawker Beechcraft Acquisition Co.:
455,000	8.875% due 4/1/15(a)	467,512
255,000	9.750% due 4/1/17	255,000
	L-3 Communications Corp., Senior Subordinated Notes:
130,000	7.625% due 6/15/12	133,738
240,000	5.875% due 1/15/15	231,000
	Total Aerospace & Defense	1,480,737
	Airlines — 2.4%
	Continental Airlines Inc., Pass-Through Certificates:
52,926	8.312% due 4/2/11	49,486
165,000	7.339% due 4/19/14	146,850
700,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(b)	693,000
191,407	Delta Air Lines Inc., 8.954% due 8/10/14(b)	178,008
	United Airlines Inc., Pass-Through Certificates:
185,000	6.831% due 9/1/08	206,738
397,660	7.811% due 10/1/09	460,375
167,472	8.030% due 7/1/11	189,243
	Total Airlines	1,923,700
	Auto Components — 1.9%
	Allison Transmission Inc.:
170,000	11.000% due 11/1/15(b)	148,750
340,000	Senior Notes, 11.250% due 11/1/15(a)(b)	287,300
345,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	194,925
1,030,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10	847,175
	Total Auto Components	1,478,150
	Automobiles — 1.8%
105,000	Ford Motor Co., Debentures, 8.875% due 1/15/22	82,163
	General Motors Corp.:
215,000	Notes, 7.200% due 1/15/11	180,062
	Senior Debentures:
250,000	8.250% due 7/15/23	176,250
1,385,000	8.375% due 7/15/33	983,350
	Total Automobiles	1,421,825

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2008 Annual Report	7

Schedule of investments continued

March 31, 2008

WESTERN ASSET ZENIX INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Building Products — 1.6%
	Associated Materials Inc.:
$820,000	Senior Discount Notes, step bond to yield 13.011% due 3/1/14	$563,750
190,000	Senior Subordinated Notes, 9.750% due 4/15/12	185,250
285,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	212,325
690,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 12.719% due 3/1/14	338,100
	Total Building Products	1,299,425
	Chemicals — 1.7%
	Georgia Gulf Corp., Senior Notes:
345,000	9.500% due 10/15/14	268,237
170,000	10.750% due 10/15/16	112,200
140,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	149,100
260,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	280,150
505,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27(b)	338,350
200,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	176,000
	Total Chemicals	1,324,037
	Commercial Banks — 0.4%
100,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14(b)	99,110
240,000	TuranAlem Finance BV, Bonds, 8.250% due 1/22/37(b)	188,832
	Total Commercial Banks	287,942
	Commercial Services & Supplies — 2.7%
520,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	449,800
125,000	Ashtead Holdings PLC, Secured Notes, 8.625% due 8/1/15(b)	100,625
735,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	751,537
300,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	315,000
410,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	344,400
200,000	US Investigations Services Inc., 11.750% due 5/1/16(b)	150,000
	Total Commercial Services & Supplies	2,111,362
	Consumer Finance — 3.9%
330,000	AmeriCredit Corp., 8.500% due 7/1/15	242,550
	Ford Motor Credit Co.:
	Notes:
250,000	7.875% due 6/15/10	218,089
235,000	8.708% due 4/15/12(c)	220,872
210,000	7.000% due 10/1/13	163,978
	Senior Notes:
216,000	8.050% due 6/15/11(c)	171,574

See Notes to Financial Statements.

8	Western Asset Zenix Income Fund Inc. 2008 Annual Report

WESTERN ASSET ZENIX INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Consumer Finance — 3.9% continued
$365,000	9.875% due 8/10/11	$325,711
325,000	7.127% due 1/13/12(c)	240,611
210,000	8.000% due 12/15/16	164,626
	General Motors Acceptance Corp.:
1,055,000	Bonds, 8.000% due 11/1/31	757,721
820,000	Notes, 6.875% due 8/28/12	623,692
	Total Consumer Finance	3,129,424
	Containers & Packaging — 1.2%
480,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	463,200
165,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(b)	150,975
125,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10(d)(f)	1,563
130,000	Rock-Tenn Co., Senior Notes, 9.250% due 3/15/16(b)	135,200
210,000	Smurfit-Stone Container Corp., Senior Notes, 8.000% due 3/15/17	177,450
	Total Containers & Packaging	928,388
	Diversified Consumer Services — 0.7%
	Education Management LLC/Education Management Finance Corp.:
265,000	Senior Notes, 8.750% due 6/1/14	225,250
80,000	Senior Subordinated Notes, 10.250% due 6/1/16	64,000
	Service Corp. International:
220,000	Debentures, 7.875% due 2/1/13	223,300
80,000	Senior Notes, 7.500% due 4/1/27	68,400
	Total Diversified Consumer Services	580,950
	Diversified Financial Services — 3.2%
275,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15(b)	202,125
215,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(b)	181,675
400,000	Elyria Foundry Co./EH Acquisition Inc., 13.000% due 3/1/13(b)	388,000
	Leucadia National Corp., Senior Notes:
210,000	8.125% due 9/15/15	212,100
80,000	7.125% due 3/15/17	76,200
135,000	LVB Acquisition Merger, 11.625% due 10/15/17(b)	135,675
80,000	LVB Acquisition Merger Subordinated Inc., 10.375% due 10/15/17(a)(b)	83,400
	Residential Capital LLC:
190,000	7.828% due 4/17/09(b)(c)	71,250
130,000	8.875% due 6/30/15(c)	63,700
340,000	Notes, 8.375% due 6/30/10	172,550
410,000	Senior Notes, 8.000% due 2/22/11	202,950

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2008 Annual Report	9

Schedule of investments continued

March 31, 2008

WESTERN ASSET ZENIX INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Diversified Financial Services — 3.2% continued
	TNK-BP Finance SA:
$200,000	7.875% due 3/13/18(b)	$186,000
100,000	Senior Notes, 7.875% due 3/13/18(b)	92,875
500,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	483,750
	Total Diversified Financial Services	2,552,250
	Diversified Telecommunication Services — 7.0%
45,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	36,225
	Citizens Communications Co.:
65,000	7.050% due 10/1/46	44,850
380,000	Senior Notes, 7.875% due 1/15/27	327,750
55,000	FairPoint Communications Inc., 13.125% due 4/1/18(b)	53,075
	Hawaiian Telcom Communications Inc.:
100,000	Senior Notes, 9.750% due 5/1/13	54,500
230,000	Senior Subordinated Notes, 12.500% due 5/1/15	83,950
700,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	713,125
	Intelsat Corp.:
25,000	9.000% due 6/15/16	25,313
146,000	Senior Notes, 9.000% due 8/15/14	147,825
105,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	103,163
	Level 3 Financing Inc., Senior Notes:
315,000	9.250% due 11/1/14	259,087
340,000	6.704% due 2/15/15(c)	239,700
390,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(b)	380,250
	Qwest Communications International Inc., Senior Notes:
365,000	6.565% due 2/15/09(c)	363,175
425,000	7.500% due 2/15/14	401,625
725,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13(b)	511,125
640,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	576,000
670,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(b)	686,750
555,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	548,062
	Total Diversified Telecommunication Services	5,555,550
	Electric Utilities — 1.6%
395,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	433,512
570,000	Texas Competitive Electric Holding Co. LLC, 10.500% due 11/1/16(a)(b)	561,450
425,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17(b)	293,250
	Total Electric Utilities	1,288,212

See Notes to Financial Statements.

10	Western Asset Zenix Income Fund Inc. 2008 Annual Report

WESTERN ASSET ZENIX INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Electronic Equipment & Instruments — 0.3%
	NXP BV/NXP Funding LLC:
$90,000	Senior Notes, 9.500% due 10/15/15	$74,250
	Senior Secured Notes:
90,000	7.008% due 10/15/13(c)	74,588
125,000	7.875% due 10/15/14	115,000
	Total Electronic Equipment & Instruments	263,838
	Energy Equipment & Services — 2.0%
210,000	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	282,243
335,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	323,275
310,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14(b)	310,775
110,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	114,950
510,000	Tennessee Gas Pipeline Co., Bonds, 8.375% due 6/15/32	581,752
	Total Energy Equipment & Services	1,612,995
	Food & Staples Retailing — 0.4%
273,000	Delhaize America Inc., Debentures, 9.000% due 4/15/31	329,441
	Food Products — 0.5%
	Dole Food Co. Inc., Senior Notes:
350,000	7.250% due 6/15/10	271,250
100,000	8.875% due 3/15/11	81,500
	Total Food Products	352,750
	Gas Utilities — 0.7%
555,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	543,900
	Health Care Equipment & Supplies — 0.2%
215,000	Advanced Medical Optics Inc., 7.500% due 5/1/17	185,975
	Health Care Providers & Services — 5.8%
215,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	216,881
350,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	343,000
	HCA Inc.:
375,000	Debentures, 7.500% due 11/15/95	272,701
	Notes:
200,000	6.375% due 1/15/15	170,250
175,000	7.690% due 6/15/25	139,571
255,000	Senior Notes, 6.500% due 2/15/16	216,113
	Senior Secured Notes:
295,000	9.250% due 11/15/16	306,800
535,000	9.625% due 11/15/16(a)	556,400
450,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	450,000

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2008 Annual Report	11

Schedule of investments continued

March 31, 2008

WESTERN ASSET ZENIX INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Health Care Providers & Services — 5.8% continued
	Tenet Healthcare Corp., Senior Notes:
$405,000	6.375% due 12/1/11	$367,537
750,000	7.375% due 2/1/13	673,125
	Universal Hospital Services Inc.:
100,000	8.288% due 6/1/15(c)	89,500
335,000	8.500% due 6/1/15(a)	336,675
584,775	US Oncology Holdings Inc., Senior Notes, 7.949% due 3/15/12(a)(c)	453,201
	Total Health Care Providers & Services	4,591,754
	Hotels, Restaurants & Leisure — 4.0%
310,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(d)	10,850
455,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	384,475
160,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	148,000
75,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(b)	59,625
190,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	184,300
80,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 10.250% due 6/15/15(b)	56,800
40,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14(d)	7,500
240,000	Indianapolis Downs LLC & Capital Corp., 11.000% due 11/1/12(b)	210,000
430,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	419,250
	MGM MIRAGE Inc.:
255,000	Notes, 6.750% due 9/1/12	237,787
	Senior Notes:
60,000	7.500% due 6/1/16	54,300
205,000	7.625% due 1/15/17	187,575
40,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	32,400
373,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14(b)	395,380
35,000	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	35,000
240,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	200,400
	Snoqualmie Entertainment Authority, Senior Secured Notes:
100,000	6.936% due 2/1/14(b)(c)	82,000
75,000	9.125% due 2/1/15(b)	64,500
	Station Casinos Inc.:
	Senior Notes:
10,000	6.000% due 4/1/12	8,250
425,000	7.750% due 8/15/16	344,250

See Notes to Financial Statements.

12	Western Asset Zenix Income Fund Inc. 2008 Annual Report

WESTERN ASSET ZENIX INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 4.0% continued
	Senior Subordinated Notes:
$20,000	6.875% due 3/1/16	$11,750
25,000	6.625% due 3/15/18	14,000
	Total Hotels, Restaurants & Leisure	3,148,392
	Household Durables — 1.6%
35,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	34,913
355,000	Jarden Corp., Senior Subordinated Notes, 7.500% due 5/1/17	312,400
	K Hovnanian Enterprises Inc.:
110,000	6.500% due 1/15/14	74,800
235,000	Senior Notes, 7.500% due 5/15/16	164,500
325,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	329,062
435,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.941% due 9/1/12	382,800
	Total Household Durables	1,298,475
	Household Products — 0.3%
210,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	197,400
	Independent Power Producers & Energy Traders — 9.0%
151,000	AES China Generating Co., Ltd., 8.250% due 6/26/10	142,615
	AES Corp.:
535,000	8.000% due 10/15/17	544,363
390,000	Senior Notes, 9.500% due 6/1/09	404,430
	Dynegy Holdings Inc.:
370,000	Senior Debentures, 7.625% due 10/15/26	315,425
350,000	Senior Notes, 7.750% due 6/1/19	329,000
100,000	Dynegy Inc., 7.670% due 11/8/16	100,188
	Edison Mission Energy, Senior Notes:
290,000	7.750% due 6/15/16	300,150
250,000	7.200% due 5/15/19	248,125
330,000	7.625% due 5/15/27	311,850
2,700,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(a)(b)	2,686,500
	Mirant Mid Atlantic LLC, Pass-Through Certificates:
89,453	9.125% due 6/30/17	98,957
155,887	10.060% due 12/30/28	179,270
255,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	258,825
	NRG Energy Inc., Senior Notes:
1,180,000	7.375% due 2/1/16	1,159,350
40,000	7.375% due 1/15/17	39,000
100,000	TXU Corp., Senior Notes, 6.500% due 11/15/24	71,508
	Total Independent Power Producers & Energy Traders	7,189,556

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2008 Annual Report	13

Schedule of investments continued

March 31, 2008

WESTERN ASSET ZENIX INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	IT Services — 2.0%
$190,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(a)(b)	$159,125
	First Data Corp.:
500,000	5.625% due 11/1/11	386,615
440,000	9.875% due 9/24/15(b)	362,450
	SunGard Data Systems Inc.:
125,000	Senior Notes, 9.125% due 8/15/13	126,875
545,000	Senior Subordinated Notes, 10.250% due 8/15/15	550,450
	Total IT Services	1,585,515
	Machinery — 0.3%
130,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	115,050
130,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	129,350
	Total Machinery	244,400
	Media — 6.4%
	Affinion Group Inc.:
60,000	Senior Notes, 10.125% due 10/15/13	59,925
450,000	Senior Subordinated Notes, 11.500% due 10/15/15	436,500
	CCH I Holdings LLC/CCH I Holdings Capital Corp.:
35,000	Senior Accreting Notes, 12.125% due 1/15/15	18,025
155,000	Senior Notes, 11.750% due 5/15/14	79,050
1,513,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	1,059,100
	CCH II LLC/CCH II Capital Corp., Senior Notes:
165,000	10.250% due 9/15/10	150,975
4,000	10.250% due 10/1/13	3,450
140,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12	83,650
110,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	66,688
480,000	Charter Communications Inc., 10.875% due 9/15/14(b)	475,200
230,000	CMP Susquehanna Corp., 9.875% due 5/15/14	159,850
	CSC Holdings Inc.:
	Senior Debentures:
30,000	8.125% due 8/15/09	30,375
35,000	7.625% due 7/15/18	32,113
	Senior Notes:
225,000	8.125% due 7/15/09	227,812
145,000	7.625% due 4/1/11	144,094
130,000	6.750% due 4/15/12	126,100

See Notes to Financial Statements.

14	Western Asset Zenix Income Fund Inc. 2008 Annual Report

WESTERN ASSET ZENIX INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Media — 6.4% continued
$244,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13	$212,890
320,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	326,000
710,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	463,275
	R.H. Donnelley Corp.:
325,000	Senior Discount Notes, 6.875% due 1/15/13	199,875
	Senior Notes:
135,000	8.875% due 1/15/16	86,062
5,000	8.875% due 10/15/17(b)	3,150
180,000	Sun Media Corp., 7.625% due 2/15/13	171,000
	TL Acquisitions Inc.:
310,000	Senior Notes, 10.500% due 1/15/15(b)	268,150
330,000	Senior Subordinated Notes, step bond to yield 13.348% due 7/15/15(b)	237,600
	Total Media	5,120,909
	Metals & Mining — 4.3%
1,085,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17(e)	1,154,169
270,000	Metals USA Holdings Corp., 10.729% due 7/1/12(a)(c)	202,500
475,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	467,875
80,000	Noranda Aluminum Acquisition Corp., 8.738% due 5/15/15(a)(b)(c)	63,200
230,000	Noranda Aluminum Holding Corp., Senior Notes, 10.488% due 11/15/14(a)(b)(c)	170,200
410,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	364,900
580,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15(b)	551,000
140,000	Steel Dynamics Inc., 7.375% due 11/1/12(b)	142,100
310,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15	274,350
	Total Metals & Mining	3,390,294
	Multiline Retail — 1.4%
510,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17(a)	448,800
	Neiman Marcus Group Inc.:
40,000	7.125% due 6/1/28	35,200
650,000	Senior Subordinated Notes, 10.375% due 10/15/15	653,250
	Total Multiline Retail	1,137,250
	Oil, Gas & Consumable Fuels — 9.5%
600,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	604,500
	Chesapeake Energy Corp., Senior Notes:
560,000	6.625% due 1/15/16	551,600
275,000	6.250% due 1/15/18	264,000

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2008 Annual Report	15

Schedule of investments continued

March 31, 2008

WESTERN ASSET ZENIX INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 9.5% continued
$100,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	$102,000
1,000,000	El Paso Corp., Medium-Term Notes, 7.750% due 1/15/32	1,032,035
	Enterprise Products Operating LP:
85,000	7.034% due 1/15/68	72,274
230,000	Junior Subordinated Notes, 8.375% due 8/1/66	224,202
495,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	483,862
70,000	Forbes Energy Services, 11.000% due 2/15/15(b)	68,950
330,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	317,625
	Mariner Energy Inc., Senior Notes:
165,000	7.500% due 4/15/13	159,225
105,000	8.000% due 5/15/17	100,800
205,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14	203,975
180,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	185,850
	Petroplus Finance Ltd.:
110,000	6.750% due 5/1/14(b)	100,925
200,000	Senior Note, 7.000% due 5/1/17(b)	179,500
505,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(b)	464,600
200,000	Southwestern Energy Co., Senior Notes, 7.500% due 2/1/18(b)	208,000
260,000	Teekay Shipping Corp., Senior Notes, 8.875% due 7/15/11	276,250
240,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(b)	223,800
230,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	228,850
	Williams Cos. Inc.:
	Notes:
600,000	7.875% due 9/1/21	653,250
505,000	8.750% due 3/15/32	585,800
275,000	Senior Notes, 7.625% due 7/15/19	294,938
	Total Oil, Gas & Consumable Fuels	7,586,811
	Paper & Forest Products — 3.3%
	Abitibi-Consolidated Co. of Canada:
130,000	5.250% due 6/20/08	130,650
410,000	13.750% due 4/1/11(b)	421,275
	Senior Notes:
80,000	7.750% due 6/15/11	43,600
125,000	8.375% due 4/1/15	65,000
	Abitibi-Consolidated Inc.:
400,000	6.950% due 4/1/08	400,000
130,000	7.875% due 8/1/09	109,850
220,000	Debentures, 7.400% due 4/1/18	97,900
70,000	Notes, 8.550% due 8/1/10	40,600

See Notes to Financial Statements.

16	Western Asset Zenix Income Fund Inc. 2008 Annual Report

WESTERN ASSET ZENIX INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Paper & Forest Products — 3.3% continued
	Appleton Papers Inc.:
$25,000	Senior Notes, 8.125% due 6/15/11	$24,188
475,000	Senior Subordinated Notes, 9.750% due 6/15/14	452,437
	NewPage Corp.:
660,000	Senior Secured Notes, 9.489% due 5/1/12(c)	656,700
60,000	Senior Subordinated Notes, 12.000% due 5/1/13	60,450
170,000	Newpage Holding Corp., 11.818% due 11/1/13(a)(c)	143,650
	Total Paper & Forest Products	2,646,300
	Pharmaceuticals — 0.0%
870,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(d)(g)	3,263
	Real Estate Investment Trusts (REITs) — 0.4%
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
105,000	6.500% due 6/1/16	101,850
245,000	6.750% due 4/1/17	240,713
	Total Real Estate Investment Trusts (REITs)	342,563
	Real Estate Management & Development — 0.6%
225,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	121,500
	Realogy Corp.:
60,000	10.500% due 4/15/14	40,650
250,000	11.000% due 4/15/14(a)	143,750
425,000	Senior Subordinated Notes, 12.375% due 4/15/15	191,250
	Total Real Estate Management & Development	497,150
	Road & Rail — 2.2%
395,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	409,812
	Hertz Corp.:
95,000	Senior Notes, 8.875% due 1/1/14	90,488
985,000	Senior Subordinated Notes, 10.500% due 1/1/16	927,131
	Kansas City Southern de Mexico, Senior Notes:
190,000	7.625% due 12/1/13	179,550
125,000	7.375% due 3/1/14(b)	115,625
50,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	51,000
	Total Road & Rail	1,773,606
	Semiconductors & Semiconductor Equipment — 0.1%
100,000	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14	78,750
	Software — 0.3%
240,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	202,800

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2008 Annual Report	17

Schedule of investments continued

March 31, 2008

WESTERN ASSET ZENIX INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Specialty Retail — 1.0%
$85,000	Asbury Automotive Group Inc., Senior Subordinated Notes, 7.625% due 3/15/17	$67,575
	AutoNation Inc., Senior Notes:
125,000	6.258% due 4/15/13(c)	103,125
55,000	7.000% due 4/15/14	49,088
235,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	192,700
65,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	66,626
	Michaels Stores Inc.:
150,000	11.375% due 11/1/16	118,500
195,000	Senior Notes, 10.000% due 11/1/14	171,600
	Total Specialty Retail	769,214
	Textiles, Apparel & Luxury Goods — 0.5%
565,000	Simmons Co., Senior Discount Notes, step bond to yield 9.999% due 12/15/14	367,250
	Thrifts & Mortgage Finance — 1.1%
1,000,000	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27(f)	860,000
	Tobacco — 0.4%
	Alliance One International Inc., Senior Notes:
85,000	8.500% due 5/15/12	80,325
245,000	11.000% due 5/15/12	249,900
	Total Tobacco	330,225
	Trading Companies & Distributors — 1.3%
205,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(b)	167,075
470,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	390,100
595,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(b)	505,750
	Total Trading Companies & Distributors	1,062,925
	Transportation Infrastructure — 0.4%
	Saint Acquisition Corp.:
290,000	Secured Notes, 12.500% due 5/15/17(b)	119,625
515,000	Senior Secured Notes, 10.815% due 5/15/15(b)(c)	207,288
	Total Transportation Infrastructure	326,913
	Wireless Telecommunication Services — 3.0%
230,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)	198,950
50,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12	51,375
135,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	124,875
165,000	Rural Cellular Corp., Senior Notes, 9.875% due 2/1/10	170,362
	Sprint Capital Corp.:
900,000	Notes, 8.750% due 3/15/32	762,200
600,000	Senior Notes, 6.875% due 11/15/28	448,054

See Notes to Financial Statements.

18	Western Asset Zenix Income Fund Inc. 2008 Annual Report

WESTERN ASSET ZENIX INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Wireless Telecommunication Services — 3.0% continued
$675,000	True Move Co., Ltd., 10.750% due 12/16/13(b)	$637,875
	Total Wireless Telecommunication Services	2,393,691
	TOTAL CORPORATE BONDS & NOTES (Cost — $83,846,455)	75,796,257
ASSET-BACKED SECURITY — 0.0%
	Diversified Financial Services — 0.0%
1,723,537	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19(d)(f)(g) (Cost — $1,822,949)	0
COLLATERALIZED SENIOR LOAN — 0.5%
	Containers & Packaging — 0.5%
521,454	Berry Plastics Corp., Senior Term Loan, 11.646% due 6/15/14(c) (Cost — $509,250)	378,055
CONVERTIBLE BOND & NOTE — 0.4%
	Diversified Financial Services — 0.4%
320,000	Countrywide Financial Corp., 0.758% due 4/15/37(c) (Cost — $295,351)	284,800
SOVEREIGN BOND — 0.5%
	Russia — 0.5%
345,735	Russian Federation, 7.500% due 3/31/30(b) (Cost — $377,558)	398,567
SHARES
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Household Durables — 0.0%
821,807	Home Interiors & Gifts Inc.(f)(g)*	1
CONSUMER STAPLES — 0.0%
	Food Products — 0.0%
6,729	Aurora Foods Inc.(f)(g)*	0
TELECOMMUNICATION SERVICES — 0.0%
	Diversified Telecommunication Services — 0.0%
870	McLeodUSA Inc., Class A Shares(f)(g)*	0
	TOTAL COMMON STOCKS (Cost — $354,335)	1
CONVERTIBLE PREFERRED STOCKS — 0.7%
FINANCIALS — 0.7%
290	Bank of America Corp., 7.250% due 12/31/49	299,570
5,500	Citigroup Inc., 6.500% due 12/31/49	261,140
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $565,949)	560,710

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2008 Annual Report	19

Schedule of investments continued

March 31, 2008

WESTERN ASSET ZENIX INCOME FUND INC.

SHARES		SECURITY	VALUE
PREFERRED STOCKS — 1.3%
CONSUMER DISCRETIONARY — 0.7%
		Automobiles — 0.7%
36,500		Ford Motor Co., 7.400%	$512,825
900		Ford Motor Co., Series F, 7.550%	13,653
		Total Automobiles	526,478
		Media — 0.0%
1		ION Media Networks Inc., Series B, 12.000%*	1,200
		TOTAL CONSUMER DISCRETIONARY	527,678
FINANCIALS — 0.6%
		Diversified Financial Services — 0.4%
500		Preferred Plus, Trust Series FRD-1, 7.400%	7,225
25,000		Saturns, Series F 2003-5, 8.125%	357,500
		Total Diversified Financial Services	364,725
		Thrifts & Mortgage Finance — 0.2%
6,125		Federal National Mortgage Association (FNMA), 8.250%	147,306
		TOTAL FINANCIALS	512,031
		TOTAL PREFERRED STOCKS (Cost — $1,266,803)	1,039,709
WARRANTS
WARRANTS — 0.0%
325		Cybernet Internet Services International Inc., Expires 7/1/09(b)(f)(g)*	0
400		Elyria Dfry Co. LLC, Expires 3/1/15(b)(f)(g)*	0
265		GT Group Telecom Inc., Class B Shares, Expires 2/1/10(b)(f)(g)*	0
335		Merrill Corp., Class B Shares, Expires 5/5/09(b)(f)(g)*	0
		TOTAL WARRANTS (Cost — $60,715)	0
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $89,099,365)	78,458,099
FACE AMOUNT†
SHORT-TERM INVESTMENTS — 1.3%
		Sovereign Bonds — 0.6%
		Egypt Treasury Bills:
1,375,000	EGP	Zero coupon bond to yield 7.217% due 11/4/08	241,118
1,450,000	EGP	Zero coupon bond to yield 7.231% due 11/11/08	253,885
		Total Sovereign Bonds (Cost — $494,903)	495,003

See Notes to Financial Statements.

20	Western Asset Zenix Income Fund Inc. 2008 Annual Report

WESTERN ASSET ZENIX INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Repurchase Agreement — 0.7%
$554,000	Morgan Stanley tri-party repurchase agreement dated 03/31/08, 2.250% due 4/1/08; Proceeds at maturity - $554,035; (Fully collateralized by U.S. government agency obligation, 5.000% due 12/28/12; Market value — $575,891) (Cost — $554,000)	$554,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $1,048,903)	1,049,003
	TOTAL INVESTMENTS — 100.0% (Cost — $90,148,268#)	$79,507,102

*  Non-income producing security.

†  Face amount denominated in U.S. dollars, unless otherwise noted.

(a) Payment-in-kind security for which part of the income earned may be paid as additional principal.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c) Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2008.

(d) Security is currently in default.

(e) All or a portion of this security is segregated for extended settlements.

(f) Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(g) Illiquid security.

#  Aggregate cost for federal income tax purposes is $90,461,136.

   Abbreviation used in this schedule:

   EGP – Egyptian Pound

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2008 Annual Report	21

Statement of assets and liabilities

March 31, 2008

ASSETS:
Investments, at value (Cost — $90,148,268)	$ 79,507,102
Cash	628
Dividends and interest receivable	2,092,333
Receivable for securities sold	578,661
Prepaid expenses	77,647
Total Assets	82,256,371
LIABILITIES:
Payable for securities purchased	581,008
Investment management fee payable	48,209
Distributions payable to Auction Rate Cumulative Preferred Stockholders	25,578
Directors’ fees payable	1,441
Accrued expenses	150,712
Total Liabilities	806,948
Auction Rate Cumulative Preferred Stock (2,400 shares authorized; 1,400 shares issued and outstanding at $25,000 per share) (Note 4)	35,000,000
TOTAL NET ASSETS	$ 46,449,423
NET ASSETS:
Par value ($0.01 par value; 18,948,759 shares issued and outstanding; 250,000,000 shares authorized)	$ 189,488
Paid-in capital in excess of par value	106,000,962
Undistributed net investment income	457,319
Accumulated net realized loss on investments and swap contracts	(49,557,180)
Net unrealized depreciation on investments	(10,641,166)
TOTAL NET ASSETS	$ 46,449,423
Shares Outstanding	18,948,759
Net Asset Value	$2.45

See Notes to Financial Statements.

22	Western Asset Zenix Income Fund Inc. 2008 Annual Report

Statement of operations

For the year ended March 31, 2008

INVESTMENT INCOME:
Interest	$ 8,002,758
Dividends	136,149
Total Investment Income	8,138,907
EXPENSES:
Investment management fee (Note 2)	624,049
Audit and tax	114,240
Auction participation fees (Note 4)	89,304
Shareholder reports	57,557
Transfer agent fees	31,233
Directors’ fees	22,724
Legal fees	21,895
Rating agency fees	20,456
Stock exchange listing fees	20,010
Custody fees	16,295
Auction agent fees	5,962
Insurance	2,277
Miscellaneous expenses	10,690
Total Expenses	1,036,692
Less: Fees paid indirectly (Note 1)	(85)
Net Expenses	1,036,607
NET INVESTMENT INCOME	7,102,300
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SWAP CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(1,101,440)
Swap contracts	1,948
Net Realized Loss	(1,099,492)
Change in Net Unrealized Appreciation/Depreciation	(12,581,922)
Net Loss on Investments and Swap Contracts	(13,681,414)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 4)	(1,815,213)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (8,394,327)

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2008 Annual Report	23

Statements of changes in net assets

FOR THE YEARS ENDED MARCH 31,	2008	2007
OPERATIONS:
Net investment income	$ 7,102,300	$ 6,551,187
Net realized gain (loss)	(1,099,492)	3,240,505
Change in net unrealized appreciation/depreciation	(12,581,922)	(362,372)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(1,815,213)	(1,776,688)
Increase (Decrease) in Net Assets From Operations	(8,394,327)	7,652,632
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,773,805)	(4,956,404)
Decrease in Net Assets From Distributions to Shareholders	(4,773,805)	(4,956,404)
FUND SHARE TRANSACTIONS (NOTE 6):
Reinvestment of distributions	89,342	337,557
Increase in Net Assets From Fund Share Transactions	89,342	337,557
INCREASE (DECREASE) IN NET ASSETS	(13,078,790)	3,033,785
NET ASSETS:
Beginning of year	59,528,213	56,494,428
End of year*	$ 46,449,423	$59,528,213
* Includes undistributed (overdistributed) net investment income of:	$457,319	$(247,818)

See Notes to Financial Statements.

24	Western Asset Zenix Income Fund Inc. 2008 Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:

	2008	2007	2006	2005[1]	2004
NET ASSET VALUE, BEGINNING OF YEAR	$3.15	$3.00	$3.03	$3.14	$2.63
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.38	0.35	0.35	0.37	0.41
Net realized and unrealized gain (loss)	(0.73)	0.15	(0.01)	(0.07)	0.54
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.10)	(0.09)	(0.07)	(0.04)	(0.02)
Total Income (Loss) From Operations	(0.45)	0.41	0.27	0.26	0.93
LESS DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM:
Net investment income	(0.25)	(0.26)	(0.30)	(0.37)	(0.39)
Return of capital	—	—	—	—	(0.03)
Total Distributions Paid to Common Stock Shareholders	(0.25)	(0.26)	(0.30)	(0.37)	(0.42)
NET ASSET VALUE, END OF YEAR	$2.45	$3.15	$3.00	$3.03	$3.14
MARKET PRICE, END OF YEAR	$2.17	$3.01	$2.88	$3.22	$3.99
Total return, based on NAV [2,3]	(14.41)%	14.86%	9.41%	7.17%[4]	33.59%
Total return, based on Market Price [3]	(20.66)%	14.33%	(1.16)%	(10.37)%[4]	21.98%
NET ASSETS, END OF YEAR (000s)	$46,449	$59,528	$56,494	$56,563	$57,271
RATIOS TO AVERAGE NET ASSETS:[5]
Gross expenses	1.91%	2.34%[6]	2.01%	2.14%	2.30%
Net expenses	1.91 [7]	2.17 [6,8]	2.01 [8]	2.14	2.30
Net investment income	13.12	11.49	11.60	11.85	13.48
PORTFOLIO TURNOVER RATE	55%	69%	43%	29%	31%
AUCTION RATE CUMULATIVE PREFERRED STOCK:[9]
Total Amount Outstanding (000s)	$35,000	$35,000	$35,000	$35,000	$35,000
Asset Coverage Per Share	58,178	67,520	65,353	65,402	65,908
Involuntary Liquidating Preference Per Share	25,000	25,000	25,000	25,000	25,000
Average Market Value Per Share	25,000	25,000	25,000	25,000	25,000

[1]	Per share amounts have been calculated using the average shares method.
[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[4]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
[5]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.01%.

[7]	There was no impact to the expense ratio as a result of fees paid indirectly.
[8]	Reflects fee waivers and/or expense reimbursements.
[9]	Excludes accrued interest or accumulated undeclared distributions.

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2008 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Zenix Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund’s investment objective is to seek high current income by investing in a diversified portfolio of high-yield, lower rated fixed income securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Credit and market risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater

26	Western Asset Zenix Income Fund Inc. 2008 Annual Report

risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock (“ARCPS”).

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated

Western Asset Zenix Income Fund Inc. 2008 Annual Report	27

Notes to financial statements continued

transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recorded as realized gain or loss on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

28	Western Asset Zenix Income Fund Inc. 2008 Annual Report

In addition, the holders of the ARCPS shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.

(i) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed net investment income	Accumulated net realized loss	Paid-in Capital
(a)	—	$2,235,829	$(2,235,829)
(b)	$191,855	(191,855)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.
(b)

Reclassifications are primarily due to book/tax differences in the treatment of consent fees, book/tax differences in the treatment of credit default swaps, and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets. For

Western Asset Zenix Income Fund Inc. 2008 Annual Report	29

Notes to financial statements continued

purposes of calculating this fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund’s average daily net assets. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended March 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$46,384,363	$915,436
Sales	46,946,157	907,602

At March 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,246,875
Gross unrealized depreciation	(12,200,909)
Net unrealized depreciation	$(10,954,034)

4. Auction rate cumulative preferred stock

As of March 31, 2008, the Fund had 1,400 outstanding shares of ARCPS. The ARCPS dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting on February 12, 2008, the Fund paid the applicable maximum rate which was calculated as 150% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. Dividend rates ranged from 3.623% to 6.100% for the year ended March 31, 2008.

The ARCPS are redeemable under certain conditions by the Fund, at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. The ARCPS are otherwise not redeemable by holders of the shares.

30	Western Asset Zenix Income Fund Inc. 2008 Annual Report

Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), an indirect wholly-owned subsidiary of Citigroup Inc., currently acts as the broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent pays to each participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of ARCPS that the broker/dealer places at auction. For the year ended March 31, 2008, CGM earned $89,304 as the lead participating broker/dealer.

5. Distributions subsequent to March 31, 2008

On February 15, 2008, the Board of Directors of the Fund declared two distributions each in the amount of $0.0210 per share payable on April 25, 2008 and May 30, 2008 to shareholders of record on April 18, 2008 and May 23, 2008, respectively.

6. Common stock

Common stock transactions were as follows:

	YEAR ENDED MARCH 31, 2008		YEAR ENDED MARCH 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Shares issued on reinvestment	29,059	$89,342	113,389	$337,557

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended March 31, were as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$6,589,018	$6,733,092

As of March 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$622,488
Capital loss carryforward*	(47,816,540)
Other book/tax temporary differences(a)	(1,592,941)
Unrealized appreciation/(depreciation)(b)	(10,954,034)
Total accumulated earnings / (losses) — net	$(59,741,027)

*

During the taxable year ended March 31, 2008, the Fund utilized $269,553 of its capital loss carryover available from prior years. As of March 31, 2008, the Fund had the following net capital loss carryforwards remaining:

Western Asset Zenix Income Fund Inc. 2008 Annual Report	31

Notes to financial statements continued

Year of Expiration	Amount
3/31/2009	$(12,670,390)
3/31/2010	(26,209,579)
3/31/2011	(7,861,753)
3/31/2012	(1,074,818)
Total	$(47,816,540)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and the book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation /(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities, and book/tax differences in the treatment of consent fees.

8. Recent accounting pronouncements

On September 20, 2006, Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its June 30, 2008 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

32	Western Asset Zenix Income Fund Inc. 2008 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Zenix Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Zenix Income Fund Inc. as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Zenix Income Fund Inc. as of March 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 23, 2008

Western Asset Zenix Income Fund Inc. 2008 Annual Report	33

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Zenix Income Fund (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management London (together with Western Asset, the “Subadviser”), on an annual basis. At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2007, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board (the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Subadviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and all the funds for which the Board has responsibility. In addition to the Contract Renewal Information, including information presented by management at the Contract Renewal Meeting, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and other funds in the same complex with respect to the services provided to the Fund by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

34	Western Asset Zenix Income Fund Inc.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the financial resources available to the parent organization of the Manager and Subadviser, Legg Mason, Inc. (“Legg Mason”).

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others. The Board also considered the brokerage policies and practices of the Manager and Subadviser, the standards applied in seeking best execution, the policies and practices of the Manager and Subadviser regarding soft dollars, the use of a broker affiliated with the Manager or the Subadviser, and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported generally to the Board on, among other things, its business plans, recent organizational changes, including Legg Mason’s plans to address the pending retirement of its Chief Executive Officer, and the compensation plan for the Fund’s portfolio managers.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all closed-end leveraged high current yield funds, as classified by Lipper, regardless of asset size or primary distribution channel. The

Western Asset Zenix Income Fund Inc.	35

Board approval of management and subadvisory agreements (unaudited) continued

Board noted that it had received and discussed with the Manager and Subadviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1- and 5-year periods ended June 30, 2007 was ranked in the first quintile of the Performance Universe for those period; the Fund’s performance for the 3-year period ended June 30, 2007 was ranked in the second quintile of the Performance Universe for that period; and the Fund’s performance for the 10-year period ended June 30, 2007 was ranked in the third quintile of the Performance Universe for that period. The Board also considered the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and Sub-advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper for the 1-year period ended June 30, 2007. The Expense Group consisted of the Fund and twelve other closed-end leveraged high current yield funds, as classified by Lipper. The thirteen funds in the Expense Group had assets ranging from $48.2 million to $203.7 million. Only one fund in the Expense Group was smaller than the Fund.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group showed that, on the basis of common assets only, the contractual Management Fee was ranked fifth among the thirteen funds in the Expense Group; the actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager and managers of the other funds in the Expense Group), was ranked tenth among the funds in the Expense Group; and the Fund’s actual total expenses ranked

36	Western Asset Zenix Income Fund Inc.

sixth among the funds in the Expense Group. The Lipper Expense Information showed that, on the basis of both common and leveraged assets, the contractual Management Fee, the actual Management Fee and the Fund’s total actual expenses ranked fifth among the funds in the Expense Group in each case. The Board noted that the varying size of the funds in the Expense Group made meaningful comparisons difficult, especially since all but one fund in the Expense Group are larger than the Fund.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data, together with a report from an outside consultant that had reviewed the Manager’s methodologies. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund decreased over the period covered by the analysis. The Board concluded that profitability was not unreasonable in light of the nature, scope and quality of the services provided to the fund by the Manager and had decreased over the period covered by the analysis. However, the Board noted that the Manager had implemented a new revenue and cost allocation methodology in 2007 which was used in preparing the profitability

Western Asset Zenix Income Fund Inc.	37

Board approval of management and subadvisory agreements (unaudited) continued

analysis presented at the Contract Renewal Meeting and that the methodology was subject to further review and refinement.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements from Fund counsel and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

38	Western Asset Zenix Income Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of the Western Asset Zenix Income Fund Inc. (“Fund”) are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund as of March 31, 2008 is set forth below.

NON-INTERESTED DIRECTORS
CAROL L. COLMAN
Colman Consulting Co., 278 Hawley Road, North Salem, NY 10560
Birth year	1946
Position(s) held with Fund	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past 5 years	President, Colman Consulting Co.
Number of portfolios in fund complex overseen by Director	25
Other board member- ships held by Director	None

DANIEL P. CRONIN
c/o Chairman of the Fund, 399 Park Avenue, 4th Floor, New York, NY 10022
Birth year	1946
Position(s) held with Fund	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past 5 years	Retired: Formerly, Associate General Counsel, Pfizer Inc. (pharmaceuticals)
Number of portfolios in fund complex overseen by Director	25
Other board member- ships held by Director	None

PAOLO M. CUCCHI
Drew University, 108 Brothers College, Madison, NJ 07940
Birth year	1941
Position(s) held with Fund	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past 5 years	Vice President and Dean of College of Liberal Arts at Drew University
Number of portfolios in fund complex overseen by Director	25
Other board member- ships held by Director	None

Western Asset Zenix Income Fund Inc.	39

Additional information (unaudited) continued

Information about Directors and Officers

LESLIE H. GELB
c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in Fund complex overseen by Director (including the Fund)	25
Other board member- ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors, L.L.C. (“Blackstone Advisors”)

WILLIAM R. HUTCHINSON
535 N. Michigan Avenue, Suite 1012, Chicago, IL 60611
Birth year	1942
Position(s) held with Fund	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 1995
Principal occupation(s) during past 5 years	President of W.R. Hutchinson & Associates, Inc.; formerly Group Vice President, Mergers & Acquisitions BP p.l.c
Number of portfolios in fund complex overseen by Director	25
Other board member- ships held by Director	Director, Associated Bank and Associated Banc-Corp.

RIORDAN ROETT
The Johns Hopkins University, 1740 Massachusetts Ave. NW, Washington, DC 20036
Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 1995
Principal occupation(s) during past five years	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The John Hopkins University
Number of portfolios in Fund complex overseen by Director (including the Fund)	24
Other board member- ships held by Director	None

40	Western Asset Zenix Income Fund Inc.

JESWALD W. SALACUSE
c/o Chairman of the Fund 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 1993
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University
Number of portfolios in Fund complex overseen by Director (including the Fund)	23
Other board member- ships held by Director	Director of two registered investment companies advised by Blackstone Advisors

INTERESTED DIRECTOR
R. JAY GERKEN, CFA[2]
Legg Mason & Co., LLC (“Legg Mason”), 620 Eighth Avenue, 49th Floor, New York, NY 10018
Birth year	1951
Position(s) held with Fund	Director, President, Chairman and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past 5 years

Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 151 funds associated with Legg Mason Partners Fund Advisors, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); Formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser, Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by Director	138
Other board member- ships held by Director	None

OFFICERS
KAPREL OZSOLAK
Legg Mason, 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund	Chief Financial Officer and Treasurer
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past 5 years

Director of Legg Mason, Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain Mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

Western Asset Zenix Income Fund Inc.	41

Additional information (unaudited) continued

Information about Directors and Officers

TED P. BECKER
Legg Mason, 620 Eighth Avenue, 49th Floor, New York, NY 10018
Birth year	1951
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past 5 years

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005).

ROBERT I. FRENKEL
Legg Mason, 300 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past 5 years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA
Legg Mason, 300 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past 5 years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for Citigroup Asset Management (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason

STEVEN FRANK
Legg Mason, 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2005
Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

42	Western Asset Zenix Income Fund Inc.

ALBERT LASKAJ
Legg Mason, 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past 5 years

Controller of certain mutual funds associated with Legg Mason (Since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

[1]	Directors are elected for a term of three years.
[2]	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Zenix Income Fund Inc.	43

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

44	Western Asset Zenix Income Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”) as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the Common Stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. AST will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

Western Asset Zenix Income Fund Inc.	45

Dividend reinvestment plan (unaudited) continued

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1 (877) 366-6441.

46	Western Asset Zenix Income Fund Inc.

Western Asset Zenix Income Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund
Daniel P. Cronin	Advisor, LLC
Paolo M. Cucchi
Leslie H. Gelb	Subadvisers
R. Jay Gerken, CFA	Western Asset Management
Chairman	Company
William R. Hutchinson	Western Asset Management
Riordan Roett	Company Limited
Jeswald W. Salacuse

Custodian
Officers	State Street Bank and Trust Company
R. Jay Gerken, CFA	225 Franklin Street
President and Chief Executive Officer	Boston, Massachusetts 02110
Kaprel Ozsolak
Chief Financial Officer and Treasurer	Transfer Agent
Ted P. Becker	American Stock Transfer & Trust Company
Chief Compliance Officer	59 Maiden Lane
Robert I. Frenkel	New York, New York 10038
Secretary and Chief Legal Officer
Thomas C. Mandia
Assistant Secretary	Independent registered public
Steven Frank	accounting firm
Controller	KPMG LLP
Albert Laskaj	345 Park Avenue
Controller	New York, New York 10154

Western Asset Zenix Income Fund Inc.	Legal counsel
55 Water Street	Simpson Thacher & Bartlett LLP
New York, New York 10041	425 Lexington Avenue
New York, New York 10017

New York Stock Exchange Symbol
ZIF

Western Asset Zenix Income Fund Inc.

WESTERN ASSET ZENIX INCOME FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the Western Asset Zenix Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WAS04034 5/08 SR08-570

ITEM 2.                                                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson the chairman of the Boards Audit Committee, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Hutchinson as the audit committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2007 and March 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,500 in 2007 and $40,000 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $48,000 in 2007 and $62,000 in 2008. These services consisted of procedures performed in connection with the Agreed upon Procedures for the calculations pursuant to the Funds Statement of Additional Information and the Funds Articles Supplementary estimate and fixing the rights of shares of Preferred Stock for Western Asset Zenix Income Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Zenix Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,200 in 2007 and $3,300 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Zenix Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Zenix Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Zenix Income Fund Inc. The percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Zenix Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Zenix Income Fund Inc. during the reporting period were $0 in 2008.

(h) Yes.  Western Asset Zenix Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Zenix Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) 58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo Cucchi

Carol Colman

Daniel Cronin

Leslie Gelb

Riordan Roett

Jeswald Salacuse

b) Not applicable.

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2007	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Detlev Schlichter Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2007	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2001.

(a)(2):

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of March 31, 2008.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories:  registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

S. Kenneth Leech‡	116 registered investment companies with $124.2 billion in total assets under management	262 Other pooled investment vehicles with $217.8 billion in assets under management	1041 Other accounts with $290.1 billion in total assets under management*

Stephen A. Walsh‡	116 registered investment companies with $124.2 billion in total assets under management	262 Other pooled investment vehicles with $217.8 billion in assets under management	1041 Other accounts with $290.1 billion in total assets under management*

Michael C. Buchanan‡	13 registered investment companies with $6.9 billion in total assets under management	8 Other pooled investment vehicles with $5.2 billion in assets under management	14 Other accounts with $1.08 billion in total assets under management

Keith J. Gardner‡	6 registered investment Companies with $1.23 Billion in total assets under management	6 Other pooled investment vehicles with $1.63 billion in assets under management	1 Other account with $14.6 million in total assets under management**

Detlev Schlichter‡	1 registered investment Companies with $188.4 Million in total assets under management	29 Other pooled investment vehicle with $4.7 billion assets under management	69 Other accounts with $26.9 billion in total in total assets under management***

Includes 91 accounts managed, totaling $29.02 billion, for which advisory fee is performance based.

Includes 1 account managed, totaling $14.6 million, for which advisory fee is performance based.

Includes 19 accounts managed, totaling $7.38 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

((a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Performance is reviewed on a 1, 3 and 5 year basis for compensation – with 3 years having the most emphasis. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is considered.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4):

The table below identifies ownership of fund securities by the portfolio managers as of March 31, 2008.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
S. Kenneth Leech	None
Stephen A. Walsh	None
Michael C. Buchanan	None
Keith J. Gardner	None
Detlev Schlichter	None

ITEM 9.                                                  PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.                                            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                            CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                            EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Zenix Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Zenix Income Fund Inc.

Date:	June 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Zenix Income Fund Inc.

Date:	June 2, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Zenix Income Fund Inc.

Date:	June 2, 2008